UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
June 30, 2005

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South Main Street
Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

_____________________________________________________________________________________________

Investors Real Estate Trust

Form 8K/A

Amendment No. 1

Explanatory Note:

This Amendment No. 1 to the Form 8-K of Investors Real Estate Trust for the three and twelve months ended April 30, 2005, is being filed solely to correct a typographical error in the Exhibit entitled Press Release. The table entitled" Results from Operations for the Three Months and Twelve Months Ended April 30, 2005 and 2004" is amended and revised to correct a typographical error that resulted in an incorrect number being reported for FFO per diluted share for the prior three month period ended April 30, 2004.

No other items or disclosures in our original report are being amended, and accordingly this Amendment No. 1 does not otherwise change or update any information that was presented in the Company’s original Form 8-K for the three and twelve months ending April 30, 2005, filed with the Securities and Exchange Commission on June 30, 2005. While not amended, the remaining items of the Form 8-K are included with this Amendment No. 1 for convenience.

Item 2.02        Results of Operations and Financial Condition

A press release issued by Investors Real Estate Trust (the “Company”) on June 30, 2005, regarding earnings for the three and twelve months ended April 30, 2005, is attached as Exhibit 99.1.

Item 3.02        Unregistered Sales of Equity Securities

During the fourth quarter of the Company’s fiscal year ended April 30, 2005, the Company issued an aggregate of 419,154.809 unregistered common shares of beneficial interest, no par value (“common shares”) to holders of limited partnership units of the Company’s operating partnership, IRET Properties, a North Dakota Limited Partnership.  The common shares were issued upon redemption and conversion of an equal number of limited partnership units on a one-for-one basis.  All such issuances of the common shares were exempt from registration as private placements under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), including Regulation D promulgated thereunder.  The Company has registered the re-sale of such common shares under the Securities Act.

Item 9.01        Financial Statements and Exhibits

Exhibit 99.1    Press Release issued June 30, 2005, regarding earnings and results of operations for the three and twelve months ended April 30, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
(Registrant)

By: /s/ Thomas. A. Wentz, Sr.
Thomas A. Wentz, Sr.
President and Chief Executive
Officer

Dated:  June 30, 2005

Exhibit Index

Exhibit

Number          Description

99.1                 Press Release issued June 30, 2005 regarding earnings and results of operations for the three and twelve months ended April 30, 2005.

Exhibit 99.1

PRESS RELEASE

Date: June 30, 2005
Contact: Michelle Saari
Website: www.iret.com
NASDAQ: IRETS

INVESTORS REAL ESTATE TRUST
12 South Main Street
PO Box 1988
Minot, North Dakota  58702-1988
Phone: 701-838-4738
Fax: 701-838-8875
Email: info@iret.com

FOR IMMEDIATE RELEASE

Investors Real Estate Trust (tickers:  IRETS and IRETP; exchange:  NASDAQ)
News Release – 06/30/05

INVESTORS REAL ESTATE TRUST ANNOUNCES RESULTS FOR THE THREE AND TWELVE MONTHS ENDED APRIL 30, 2005

Minot, ND –Investors Real Estate Trust reported the following results today:

	(unaudited; in thousands, except per share amounts)
	For the three months ended April 30,		For the twelve months ended April 30,
	2005	2004	2005	2004

Revenues	$39,326	$34,903	$156,447	$133,596
Net Income	$2,417	$1,416	$15,076	$9,440
Net Income available to common shareholders	$1,824	$1,383	$12,704	$9,407
Net Income Per Share – Basic and Diluted	$.04	$.03	$.30	$.24
Funds from Operations (“FFO”)	$10,943	$9,090	$42,314	$36,638
FFO Per Share – Diluted	$.19	$.17	$.76	$.73

Total revenues for the three months ended April 30, 2005, were $39.3 million, compared to $34.9 million for the same period in 2004, a 12.6% increase.  Total revenues were $156.4 million and $133.6 million for the twelve months ended April 30, 2005 and 2004, respectively, a 17.1% increase.  The increase in revenue for the twelve months ended April 30, 2005, was due primarily to rent from properties acquired during fiscal year 2005, and to increases in rent from properties acquired in fiscal year 2004 in excess of that received in fiscal year 2004 from the same properties.  This increase in revenue was partially offset by a decrease in rental income on existing properties, net of declining occupancy levels.

Net income available to common shareholders for the three months ended April 30, 2005, was $1.8 million, compared to $1.4 million for the same period in 2004, a 28.6% increase.  Net income available to common shareholders was $12.7 million and $9.4 million for the twelve months ended April 30, 2005 and 2004, respectively, a 35.1% increase.  The increase in net income available to common shareholders for the twelve months ended April 30, 2005, was due primarily to gains from the sale of real estate, and to increases in rental income, net of expenses, from property acquisitions in fiscal years 2005 and 2004.

Net income per fully diluted share for the three months ended April 30, 2005, was $.04, compared to $.03 for the same period in 2004, a 33.4% increase.  Net Income per fully diluted share was $.30 and $.24 for the twelve months ended April 30, 2005 and 2004, respectively, a 25.0% increase. The year-to-date increase in net income per share was due to the factors discussed above affecting net income available to common shareholders.

Funds from Operations (“FFO”), a non-GAAP financial measure, was $10.9 million for the three months ended April 30, 2005, compared to $9.1 million for the same period in 2004, a 19.8% increase.  FFO was $42.3 million and $36.6 for the twelve months ended April 30, 2005 and 2004, respectively, a 15.6% increase.  FFO per fully diluted share, a non-GAAP financial measure, for the three months ended April 30, 2005, was $.19, representing a 11.8% increase from FFO per fully diluted share of $.17 for the three months ended April 30, 2004.  FFO per fully diluted share for the twelve months ended April 30, 2005, was $.76, representing a 4.1% increase over FFO per fully diluted share of $.73 for the twelve months ended April 30, 2004.  FFO and FFO per share for both the three and twelve months ended April 30, 2005, was impacted by the factors mentioned above affecting net income available to common shareholders, excluding the gain on sale of real estate and the increase in depreciation expense.

A reconciliation of net income to FFO is provided in the condensed consolidated statement of operations information below.

Thomas A. Wentz, Sr., President and Chief Executive Officer, stated, “economic conditions in our core markets appear to be improving, which should translate into decreasing vacancy rates and increased rental revenues in our current fiscal year.  For example, we recently leased a 75,815 square foot office building in Rapid City, South Dakota, which had been vacant for more than two years, to General Electric Capital Corporation, under a six-year lease commencing June 1, 2005.   We plan to continue to focus on reducing vacancy levels and improving operations at our properties, and we will continue to pursue the acquisition of quality multi-family residential, office, medical, industrial and retail properties.”

Company Information:  IRET is a self-advised equity real estate investment trust engaged in owning and operating income-producing properties located primarily in the upper Midwest.  IRET owns a diversified portfolio of 211 properties, consisting of 65 multi-family residential properties, 50 office properties, 11 industrial properties (including miscellaneous commercial properties), 60 retail properties and 25 medical properties (including assisted living facilities).

IRET’s cash distributions to common shareholders/unitholders during fiscal year 2005 increased to 64.5 cents per share/unit, compared to 63.7 cents paid in the prior fiscal year, an increase of 1.26%.  In each of the last 34 calendar years, the annual distribution has increased over the amount paid in the preceding year.

Annual Meeting of Shareholders:  IRET’s 35th Annual Meeting of Shareholders will be held on Tuesday, September 20, 2005, at 7:00 p.m. CST at the International Inn, 1505 North Broadway, Minot, North Dakota.

A full description and discussion of IRET’s results of operations for fiscal year 2005 will be contained in IRET’s Annual Report on Form 10-K, which will be filed with the Securities and Exchange Commission no later than July 14, 2005, and mailed to shareholders in August.  IRET’s press releases are available on the company website at www.iret.com or by contacting Investor Relations at 701-837-4738.

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially.  Such risk, uncertainties and other factors include, but are not limited to:  potential fluctuations in our operating results; the need for additional capital; the direction of interest rates and their subsequent effect on our business; competition; our ability to attract and retain skilled personnel; and those risks and uncertainties discussed in filings made by us with the Securities and Exchange Commission.

INVESTORS REAL ESTATE TRUST
CONDENSED CONSOLIDATED BALANCE SHEET
 (in thousands, except per share data)
(Unaudited)

Condensed Balance Sheet

	(unaudited, in thousands)
	04-30-05	04-30-04
Assets
Cash	$23,538	$31,704
Marketable Securities	2,459	2,336
Receivables & Other Assets	57,816	50,354
Real Estate Owned	1,185,238	1,085,953
Less Accumulated Depreciation	(118,512)	(98,923)
Mortgage Receivables	619	4,893
Total Assets	$1,151,158	$1,076,317
Liabilities
Mortgages Payable	$708,558	$633,124
Investment Certificates Payable	4,636	7,074
Other	23,761	48,482
Total Liabilities	$736,955	$688,680
Minority Interest in Operating Partnership	$15,860	$16,386
Minority Interest in Partnerships	$103,171	$92,622
Shareholders’ Equity
Preferred Shares of Beneficial Interest	$27,317	$27,343
1,150,000 Shares 04-30-05
1,150,000 Shares 04-30-04
Common Shares of Beneficial Interest	324,180	292,400
45,187,676 Shares 04-30-05
41,693,256 Shares 04-30-04
Accumulated Distribution and Other Losses	(56,303)	(41,083)
Accumulated Other Comprehensive Income/Loss	(22)	(31)
Total Shareholders’ Equity	$295,172	$278,629
Total Liabilities & Shareholders’ Equity	$1,151,158	$1,076,317

INVESTORS REAL ESTATE TRUST
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE QUARTER AND YEAR ENDED
APRIL 30, 2005 and 2004
 (in thousands, except per share data)
(Unaudited)

Results from Operations
For the Three-Month and Twelve-Month Periods ended April 30, 2005 and 2004 (unaudited)

	(in thousands, except per share amounts)
	3 Months Ended		12 Months Ended
	04-30-05	04-30-04	04-30-05	04-30-04
Revenues	$39,326	$34,903	$156,447	$133,596

Net Income	2,417	1,416	15,076	9,440
Preferred stock dividends	(593)	(33)	(2,372)	(33)
Net income applicable to common shares	$1,824	$1,383	$12,704	$9,407
Minority interest in earnings of unitholders	19	399	3,873	2,752
Fully Diluted Net Income	$1,843	$1,782	$16,577	$12,159

Net income per common share:
Basic	$.04	$.03	$.30	$.24
Diluted	$.04	$.03	$.30	$.24
Average number of common shares and share equivalents outstanding:
Basic	44,662	41,226	43,214	39,257
Diluted	57,523	52,650	55,835	50,433

FFO applicable to common shares	$10,943	$9,090	$42,314	$36,638

FFO per diluted share	$.19	$.17	$.76	$.73
Average number of common shares and share equivalents outstanding used for determining funds from operations per diluted share	57,523	52,650	55,835	50,433

Reconciliation of Net Income to Funds From Operations
For the Three-Month and Twelve-Month Periods ended April 30, 2005 and 2004 (unaudited)

	(in thousands, except per share amounts)
	3 Months Ended						12 Months Ended
	04-30-05			04-30-04			04-30-05			04-30-04
	Amount	Weighted Average Shares	Per Share	Amount	Weighted Average Shares	Per Share	Amount	Weighted Average Shares	Per Share	Amount	Weighted Average Shares	Per Share
Net Income	$2,417			$1,416			$15,076			$9,440
Less distributions to preferred shareholders	(593)			(33)			(2,372)			(33)
Net Income Available For Common Shares	$1,824	44,662	$.04	$1,383	41,226	$.03	$12,704	43,214	$.30	$9,407	39,257	$.24
Add back:
Minority interest in earnings of unitholders	19	12,861		399	11,424		3,873	12,621		2,752	11,176
Fully Diluted Net Income	$1,843	57,523	$.04	$1,782	52,650	$.03	$16,577	55,835	$.30	$12,159	50,433	$.24
Adjustments:
Depreciation and Amortization	$9,531			$7,392			$34,342			$25,079
(Earnings)loss from depreciable property sales/impairment	(431)			(84)			(8,605)			(600)
Fully Diluted Funds From Operations	$10,943	57,523	$.19	$9,090	52,650	$.17	$42,314	55,835	$.76	$36,638	50,433	$.73

1.     The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (computed in accordance with generally accepted accounting principles) excluding gains (or losses) from sales of property plus real estate depreciation and amortization.  IRET management considers that FFO is a useful supplemental measure for equity real estate investment trusts.  Historical cost accounting for real estate assets in accordance with GAAP assumes, through depreciation, that the value of real estate assets decreases predictably over time.  However, real estate asset values have historically risen or fallen with market conditions.  FFO, by excluding depreciation costs, reflects the fact that real estate, as an asset class, generally appreciates over time and that depreciation charges required by GAAP may not reflect underlying economic realities.  FFO is used by investors to compare the performance of real estate investment trusts.  However, while FFO is widely used by real estate investment trusts as a performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way.  Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies.

Fiscal 2005 Acquisition and Disposition Summary

Property Acquisitions

IRET Properties added $146.4 million of real estate investments to its portfolio during fiscal year 2005, compared to $170.3 million added in fiscal 2004. The fiscal year 2005 additions are detailed below.

Fiscal 2005 (May 1, 2004 to April 30, 2005)

(in thousands)
2005 Acquisitions	Purchase Price
Multi-Family Residential
54-unit Southbrook Court and Mariposa Lane Townhomes - Topeka, KS	$5,500
36-unit Legacy 5 - Grand Forks, ND	2,738
36-unit Legacy 6 - Grand Forks, ND	2,607
140-unit Olympik Village - Rochester, MN	7,100
$17,945
Commercial Property – Office
26,186 sq. ft. Plymouth I Office Building - Plymouth, MN	$1,864
26,186 sq. ft. Plymouth II Office Building - Plymouth, MN	1,748
26,186 sq. ft. Plymouth III Office Building - Plymouth, MN	2,214
79,377 sq. ft. Northgate I Office Building - Maple Grove, MN	8,175
185,000 sq. ft. Crosstown Circle Office Building - Eden Prairie, MN	22,000
81,173 sq. ft. Highlands Ranch II Office Building - Highlands Ranch, CO	12,800
86,428 sq. ft. Wells Fargo Center - St. Cloud, MN	9,201
153,947 sq. ft. US Bank - Bloomington, MN	20,300
$78,302
Commercial Property – Medical
52,300 sq. ft. Nebraska Orthopaedic Hospital Expansion Project - Omaha, NE	$20,597
45,081 sq. ft. Pavilion I Clinic - Duluth, MN	10,900
60,294 sq. ft. High Pointe Health Campus Phase I (East Metro Medical Building) - Lake Elmo, MN	13,050
$44,547
Commercial Property – Retail
46,720 sq. ft. Sleep Inn Hotel - Brooklyn Park, MN	$2,750
4,000 sq. ft. single tenant retail building (former Payless building) - Fargo, ND	375
$3,125
Undeveloped Property
* Legacy VII - Grand Forks, ND	$2,443
$2,443
Total Fiscal 2005 Property Acquisitions	$146,362

* = Property not placed in service at April 30, 2005. Additional costs were still to be incurred.

Property Dispositions

During fiscal year 2005, IRET Properties disposed of 17 properties and one undeveloped property for an aggregate sale price of $48.9 million, compared to six properties and two parcels of undeveloped land sold for $4.4 million in total during fiscal year 2004. Real estate assets sold by IRET properties during fiscal year 2005 were as follows:

	(in thousands)
2005 Dispositions	Sales Price	Book Value and Sales Cost	Gain/Loss
Multi-Family Residential
204-unit Ivy Club Apartments - Vancouver, WA	$12,250	$12,070	$180
26-unit Beulah Condominiums - Beulah, ND	96	96	0
36-unit Parkway Apartments - Beulah, ND	159	159	0
18-unit Dakota Arms Apartments - Minot, ND	825	566	259
100-unit Van Mall Woods Apartments - Vancouver, WA	6,900	5,625	1,275
192-unit Century Apartments - Williston, ND	4,599	2,658	1,941
18-unit Bison Apartments - Carrington, ND	215	161	54
17-unit Bison Apartments - Cooperstown, ND	185	135	50
Commercial - Office
62,585 sq. ft. Flying Cloud Building - Eden Prairie, MN	5,750	5,750	0
Commercial - Medical (assisted living facility)
97,821 sq. ft. Edgewood Vista - Minot, ND	7,210	5,676	1,534
5,100 sq. ft. Edgewood Vista - Belgrade, MT	509	433	76
5,100 sq. ft. Edgewood Vista - Columbus, NE	509	435	74
5,100 sq. ft. Edgewood Vista - Grand Island , NE	509	434	75
16,392 sq. ft. Edgewood Vista - East Grand Forks, MN	1,639	1,312	327
Commercial – Retail
30,000 sq. ft. Barnes & Noble Store - Fargo, ND	4,590	2,916	1,674
18,040 sq. ft. Petco Store - Fargo, ND	2,160	1,209	951
4,800 sq. ft. single tenant retail building (former Tom Thumb store) - Ham Lake, MN	650	518	132
Undeveloped Property
205,347 sq. ft. parcel of vacant land - Libby, MT	151	151	0
Total Fiscal 2005 Property Dispositions	$48,906	$40,304	$8,602